                                                                    Exhibit 10



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") dated as of September 18, 1997 by and among Corrpro Companies, Inc., an Ohio corporation (the "Borrower"), each of the Guarantors (as defined in the Credit Agreement), PNC Bank, National Association ("PNC"), Bank One, NA ("BankOne"), National City Bank ("NCB"), LaSalle National Bank ("LaSalle") and Harris Trust and Savings Bank ("Harris" and together with PNC, Bank One, NCB and LaSalle, the "Banks"), and PNC Bank, National Association, in its capacity as agent for the Banks (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, PNC, Bank One, NCB and the Agent are parties to that certain Credit Agreement dated as of July 16, 1997 (the "Credit Agreement"), pursuant to which PNC, Bank One and NCB provided a $35,000,000 revolving credit facility and a $20,000,000 term loan to the Borrower; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided to increase the amount of the revolving credit facility to $40,000,000 and to add LaSalle National Bank ("LaSalle") and Harris Trust and Savings Bank ("Harris") as Banks, each of LaSalle and Harris to assume $2,500,000 of the increase in the Revolving Credit Commitment;

         WHEREAS, simultaneously with the execution and delivery of this Amendment No. 1, PNC is entering into an Assignment and Assumption Agreement (the "Assignment") pursuant to which it is assigning to, and each of LaSalle and Harris are assuming $2,500,000 of PNC's Revolving Credit Commitment and $2,500,000 of PNC's Term Loan Commitment.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1.      DEFINITIONS.
                 ------------

         Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

         2.      AMENDMENTS OF CREDIT AGREEMENT.
                 -------------------------------

                  A. The first recital paragraph on page 1 of the Credit Agreement is hereby amended by deleting in the second line the number "$35,000,000" and inserting in lieu thereof the number "$40,000,000".


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                  B. Section 5.4.1(iii) clause (z) of the Credit Agreement is hereby amended and restated to read as follows:

                           (z) the total principal amount of such prepayment,
                  which shall not be less than $1,000,000 with respect to Loans to which the Euro-Rate Option applies and $50,000 with respect to Loans to which the Base Rate Option applies.

                  C. SCHEDULE. Schedule 1.1(B)(1) to the Credit Agreement is hereby amended and restated to read as set forth on the new schedule 1.1 (B)(1) attached hereto.

         3.      CONDITIONS OF EFFECTIVENESS OF THIS AGREEMENT.
                 ----------------------------------------------

         The effectiveness of this Amendment No. 1 is expressly conditioned upon satisfaction of each of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); the Loan Parties shall have performed and complied with all covenants and conditions hereof; and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

                  (b) AMENDED AND RESTATED REVOLVING CREDIT NOTES AND TERM NOTES. The Agent, on behalf of PNC, LaSalle and Harris, shall have received Revolving Credit Notes and Term Notes duly executed by the Borrower giving effect to this Amendment No. 1 and the Assignment in form satisfactory to the Agent and such Banks.

                  (c) OPINIONS OF COUNSEL. There shall be delivered to the Agent for the benefit of each Bank a written opinion of Benesch Friedlander Coplan & Aronoff LLP, counsel for the Loan Parties, dated the date hereof in form and substance reasonably satisfactory to the Agent.

                  (d) LEGAL DETAILS; COUNTERPARTS. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent. The Agent shall have received counterparts of this Amendment No. 1 duly executed by the Borrower, the Guarantors and the Banks, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent. This Amendment No. 1 may be executed by the parties hereto in any number of separate counterparts, each of which when taken together and duly executed and delivered shall together constitute one and the same instrument.


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                  (e) LOAN PARTY CERTIFICATE. The Agent shall have received a certificate signed by the Secretary or Assistant Secretary of the Borrower and each other Loan Party certifying as to all action taken by the Borrower and each other Loan Party to authorize the execution, delivery and performance of this Amendment No. 1.

                  (f) COSTS, FEES AND EXPENSES. The Agent shall have received the fee as set forth in that certain letter agreement dated September 18, 1997 between the Agent and the Borrower regarding this Amendment No. 1.

         4.      FORCE AND EFFECT.
                 -----------------

         No novation is intended by the Amendment No. 1 and except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect on and after the date hereof.

         5.      GOVERNING LAW.
                 --------------

         This Amendment No. 1 shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         6.      EFFECTIVE DATE.
                 ---------------

         This Amendment No. 1 shall be dated as of and shall be effective as of the date and year first above written, which date shall be the date of the satisfaction of all conditions precedent to effectiveness set forth in this Amendment No. 1.

         7.      CONFIRMATION OF GUARANTY.
                 ------------------------

         Each Guarantor confirms that it has read and understands this Amendment No. 1. Each Guarantor hereby ratifies and confirms each of the Loan Documents to which it is a party by signing below as indicated, including without limitation each Guaranty Agreement and each Pledge Agreement to which it is a party, including, without limitation, all schedules thereto. Each Guarantor further confirms that the Guaranteed Indebtedness (as defined in the Guaranty) includes without limitation and in addition to all other Indebtedness and liabilities of the Borrower to the Bank under the Credit Agreement, all principal of and interest on each and every Loan under the Revolving Credit Notes and the Term Notes as amended in accordance with this Amendment No. 1.

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                   [SIGNATURE PAGE 1 OF 3 TO AMENDMENT NO. 1]


         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                         BORROWER:


                                         CORRPRO COMPANIES, INC.


                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title:  Senior Vice President - CFO
                                               ---------------------------------


                                         GUARANTORS:

                                         PSG CORROSION ENGINEERING, INC.


                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         GOOD-ALL ELECTRIC, INC.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         CORRTHERM, INC.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         ROHRBACK COSASCO SYSTEMS, INC.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


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                   [SIGNATURE PAGE 2 OF 3 TO AMENDMENT NO. 1]




                                         OCEAN CITY RESEARCH CORP.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         CCFC, INC.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         HARCO OFFSHORE, INC.

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------


                                         CATHODIC PROTECTION SERVICES
                                         COMPANY

                                         By: /s/ Neal R. Restivo
                                            ------------------------------------
                                         Title: Secretary
                                               ---------------------------------



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                   [SIGNATURE PAGE 3 OF 3 TO AMENDMENT NO. 1]


                                         PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent


                                         By: /s/ David J. Williams
                                            ------------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                         BANK ONE, NA, individually and as
                                         Documentation Agent


                                         By: /s/ Babette Casey Coerdt
                                            ------------------------------------
                                         Title: Vice President and Group Manager
                                               ---------------------------------

                                         NATIONAL CITY BANK

                                         By: /s/ Sean P. Richardson
                                            ------------------------------------
                                         Title: Vice President
                                               ---------------------------------

                                         LASALLE NATIONAL BANK

                                         By: /s/ Keith D. Slifer
                                            ------------------------------------
                                         Title: First Vice President
                                               ---------------------------------

                                         HARRIS TRUST AND SAVINGS BANK

                                         By: /s/ Jeffrey C. Nicholson
                                            ------------------------------------
                                         Title: Vice President
                                               ---------------------------------


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